SCUDDER
INVESTMENTS(SM)
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Scudder International
Growth Fund

Scudder International
Value Fund

Each a series of Scudder International
Fund, Inc.

Supplement to the Prospectus
Dated January 1, 2000

Effective May 5, 2000, Scudder International
Growth Fund and Scudder International Value
Fund ceased operations. Proceeds from the redemption of the outstanding shares of each fund will be distributed to the shareholders of each fund and each fund will be terminated.








May 5, 2000